PFS Funds

ESTABLISHMENT AND DESIGNATION OF AN ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST

RESOLVED, that pursuant to Article III, Section 1 of the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest (the “Shares”) of the Trust shall be further divided into additional series (the “Fund”) designated as the Aero New Innovations Fund; and further

RESOLVED, that the Fund shall have the following special and relative rights:

1.	The Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust’s then currently effective prospectus and registration statement on Form N-1A under the Securities Act of 1933 with respect to the Fund. Each Share of the Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Shares) on matters on which Shares of the Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Fund and shall be entitled to receive its pro rata share of net assets of the Fund upon liquidation of the Fund, all as provided in the Declaration.

2.	The Fund’s Shareholders shall vote separately as a class on any matter, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when the Trustees have determined that the matter affects only the interests of one series’ Shareholders, then only that series’ Shareholders shall be entitled to vote thereon; and any matter shall be deemed to have been effectively acted upon with respect to that series as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration.

3.	The assets and liabilities of the Trust shall be allocated among the Fund and the other series of the Trust as set forth in Article III of the Declaration except that costs of the registration of the Fund and the registration and public offering of the Shares thereof shall be amortized for the Fund in accordance with applicable accounting principles.

4.	Subject to the provisions of Article III of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, to change the designation of the Fund or any other series previously, now or hereafter created, or otherwise to change the special and relative rights of the Fund or any such other series, provided that such change shall not adversely affect the rights of any Shareholder.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 5th day of March, 2010. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only when signed by a majority of the Trustees.

/s/ Jeffrey R.  Provence     /s/ Ross C. Provence
Jeffrey R. Provence           Ross C. Provence

/s/ George Cossolias       /s/ Thomas H. Addis, III
George Cossolias            Thomas H. Addis, III

PFS Funds

ESTABLISHMENT AND DESIGNATION OF AN ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST

RESOLVED, that pursuant to Article III, Section 1 of the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest (the “Shares”) of the Trust shall be further divided into additional series (the “Fund”) designated as the Castle Focus Fund; and further

RESOLVED, that the Fund shall have the following special and relative rights:

1.	The Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust’s then currently effective prospectus and registration statement on Form N-1A under the Securities Act of 1933 with respect to the Fund. Each Share of the Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Shares) on matters on which Shares of the Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Fund and shall be entitled to receive its pro rata share of net assets of the Fund upon liquidation of the Fund, all as provided in the Declaration.

2.	The Fund’s Shareholders shall vote separately as a class on any matter, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when the Trustees have determined that the matter affects only the interests of one series’ Shareholders, then only that series’ Shareholders shall be entitled to vote thereon; and any matter shall be deemed to have been effectively acted upon with respect to that series as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration.

3.	The assets and liabilities of the Trust shall be allocated among the Fund and the other series of the Trust as set forth in Article III of the Declaration except that costs of the registration of the Fund and the registration and public offering of the Shares thereof shall be amortized for the Fund in accordance with applicable accounting principles.

4.	Subject to the provisions of Article III of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, to change the designation of the Fund or any other series previously, now or hereafter created, or otherwise to change the special and relative rights of the Fund or any such other series, provided that such change shall not adversely affect the rights of any Shareholder.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 28th day of June, 2010. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only when signed by a majority of the Trustees.

/s/Jeffrey R. Provence            /s/Ross C. Provence
Jeffrey R. Provence                Ross C. Provence

/s/George Cossolias             /s/Thomas H. Addis, III
George Cossolias                 Thomas H. Addis, III

/s/Allen C. Brown
Allen C. Brown

PFS Funds

ESTABLISHMENT AND DESIGNATION OF AN ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST

RESOLVED, that pursuant to Article III, Section 1 of the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest (the “Shares”) of the Trust shall be further divided into additional series (the “Fund”) designated as the Bretton Fund; and further

RESOLVED, that the Fund shall have the following special and relative rights:

1.	The Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust’s then currently effective prospectus and registration statement on Form N-1A under the Securities Act of 1933 with respect to the Fund. Each Share of the Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Shares) on matters on which Shares of the Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Fund and shall be entitled to receive its pro rata share of net assets of the Fund upon liquidation of the Fund, all as provided in the Declaration.

2.	The Fund’s Shareholders shall vote separately as a class on any matter, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when the Trustees have determined that the matter affects only the interests of one series’ Shareholders, then only that series’ Shareholders shall be entitled to vote thereon; and any matter shall be deemed to have been effectively acted upon with respect to that series as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration.

3.	The assets and liabilities of the Trust shall be allocated among the Fund and the other series of the Trust as set forth in Article III of the Declaration except that costs of the registration of the Fund and the registration and public offering of the Shares thereof shall be amortized for the Fund in accordance with applicable accounting principles.

4.	Subject to the provisions of Article III of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, to change the designation of the Fund or any other series previously, now or hereafter created, or otherwise to change the special and relative rights of the Fund or any such other series, provided that such change shall not adversely affect the rights of any Shareholder.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 21st day of September, 2010. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only when signed by a majority of the Trustees.

/s/Jeffrey R. Provence           /s/Ross C. Provence
Jeffrey R. Provence               Ross C. Provence

/s/George Cossolias             /s/Thomas H. Addis, III
George Cossolias                 Thomas H. Addis, III

/s/Allen C. Brown
Allen C. Brown

PFS Funds

Amendment to Declaration of Trust

RESOLVED, that pursuant to Article III, Section 1 of the Agreement and Declaration of Trust of PFS Funds, a Massachusetts business trust (the “Trust”), dated January 13, 2000; the Aero New Innovations Fund is no longer a series of the Trust.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the dates listed below. This instrument may be executed by the Trustees on separate counterparts but shall be effective only when signed by a majority of the Trustees.

Signature

/s/ Jeffrey R. Provence              /s/ Ross C. Provence
Jeffrey R. Provence                   Ross C. Provence
October 5, 2010                       October 5, 2010

/s/ George Cossolias               /s/ Thomas H. Addis, III
George Cossolias                    Thomas H. Addis, III
October 5, 2010                      October 6, 2010

PFS Funds

ESTABLISHMENT AND DESIGNATION OF AN ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST

RESOLVED, that pursuant to Article III, Section 1 of the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest (the “Shares”) of the Trust shall be further divided into additional series (the “Fund”) designated as the Turquoise Select Opportunities Fund; and further

RESOLVED, that the Fund shall have the following special and relative rights:

1.	The Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust’s then currently effective prospectus and registration statement on Form N-1A under the Securities Act of 1933 with respect to the Fund. Each Share of the Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Shares) on matters on which Shares of the Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Fund and shall be entitled to receive its pro rata share of net assets of the Fund upon liquidation of the Fund, all as provided in the Declaration.

2.	The Fund’s Shareholders shall vote separately as a class on any matter, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when the Trustees have determined that the matter affects only the interests of one series’ Shareholders, then only that series’ Shareholders shall be entitled to vote thereon; and any matter shall be deemed to have been effectively acted upon with respect to that series as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration.

3.	The assets and liabilities of the Trust shall be allocated among the Fund and the other series of the Trust as set forth in Article III of the Declaration except that costs of the registration of the Fund and the registration and public offering of the Shares thereof shall be amortized for the Fund in accordance with applicable accounting principles.

4.	Subject to the provisions of Article III of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, to change the designation of the Fund or any other series previously, now or hereafter created, or otherwise to change the special and relative rights of the Fund or any such other series, provided that such change shall not adversely affect the rights of any Shareholder.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 20th day of January, 2011. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only when signed by a majority of the Trustees.

/s/Jeffrey R. Provence           /s/Ross C. Provence
Jeffrey R. Provence               Ross C. Provence

/s/George Cossolias             /s/Thomas H. Addis, III
George Cossolias                 Thomas H. Addis, III

/s/Allen C. Brown
Allen C. Brown

PFS Funds

ESTABLISHMENT AND DESIGNATION OF AN ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST

RESOLVED, that pursuant to Article III, Section 1 of the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest (the “Shares”) of the Trust shall be further divided into additional series (the “Fund”) designated as the HNP Growth and Preservation Fund; and further

RESOLVED, that the Fund shall have the following special and relative rights:

1.	The Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust’s then currently effective prospectus and registration statement on Form N-1A under the Securities Act of 1933 with respect to the Fund. Each Share of the Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Shares) on matters on which Shares of the Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Fund and shall be entitled to receive its pro rata share of net assets of the Fund upon liquidation of the Fund, all as provided in the Declaration.

2.	The Fund’s Shareholders shall vote separately as a class on any matter, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when the Trustees have determined that the matter affects only the interests of one series’ Shareholders, then only that series’ Shareholders shall be entitled to vote thereon; and any matter shall be deemed to have been effectively acted upon with respect to that series as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration.

3.	The assets and liabilities of the Trust shall be allocated among the Fund and the other series of the Trust as set forth in Article III of the Declaration except that costs of the registration of the Fund and the registration and public offering of the Shares thereof shall be amortized for the Fund in accordance with applicable accounting principles.

4.	Subject to the provisions of Article III of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, to change the designation of the Fund or any other series previously, now or hereafter created, or otherwise to change the special and relative rights of the Fund or any such other series, provided that such change shall not adversely affect the rights of any Shareholder.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 24th day of May, 2011. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only when signed by a majority of the Trustees.

/s/Jeffrey R. Provence           /s/Ross C. Provence
Jeffrey R. Provence               Ross C. Provence

/s/George Cossolias             /s/Thomas H. Addis, III
George Cossolias                 Thomas H. Addis, III

/s/Allen C. Brown
Allen C. Brown

PFS Funds

ESTABLISHMENT AND DESIGNATION OF AN ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST

RESOLVED, that pursuant to Article III, Section 1 of the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest (the “Shares”) of the Trust shall be further divided into additional series (the “Fund”) designated as the Christopher Weil & Company Core Investment Fund; and further

RESOLVED, that the Fund shall have the following special and relative rights:

1.	The Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust’s then currently effective prospectus and registration statement on Form N-1A under the Securities Act of 1933 with respect to the Fund. Each Share of the Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Shares) on matters on which Shares of the Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Fund and shall be entitled to receive its pro rata share of net assets of the Fund upon liquidation of the Fund, all as provided in the Declaration.

2.	The Fund’s Shareholders shall vote separately as a class on any matter, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when the Trustees have determined that the matter affects only the interests of one series’ Shareholders, then only that series’ Shareholders shall be entitled to vote thereon; and any matter shall be deemed to have been effectively acted upon with respect to that series as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration.

3.	The assets and liabilities of the Trust shall be allocated among the Fund and the other series of the Trust as set forth in Article III of the Declaration except that costs of the registration of the Fund and the registration and public offering of the Shares thereof shall be amortized for the Fund in accordance with applicable accounting principles.

4.	Subject to the provisions of Article III of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, to change the designation of the Fund or any other series previously, now or hereafter created, or otherwise to change the special and relative rights of the Fund or any such other series, provided that such change shall not adversely affect the rights of any Shareholder.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 16th day of December, 2011. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only when signed by a majority of the Trustees.

/s/Jeffrey R. Provence           /s/Ross C. Provence
Jeffrey R. Provence               Ross C. Provence

/s/George Cossolias             /s/Thomas H. Addis, III
George Cossolias                 Thomas H. Addis, III

/s/Allen C. Brown
Allen C. Brown

PFS Funds

ESTABLISHMENT AND DESIGNATION OF AN ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST

RESOLVED, that pursuant to Article III, Section 1 of the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest (the “Shares”) of the Trust shall be further divided into additional series (the “Fund”) designated as the Christopher Weil & Company Global Dividend Fund; and further

RESOLVED, that the Fund shall have the following special and relative rights:

1.	The Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust’s then currently effective prospectus and registration statement on Form N-1A under the Securities Act of 1933 with respect to the Fund. Each Share of the Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Shares) on matters on which Shares of the Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Fund and shall be entitled to receive its pro rata share of net assets of the Fund upon liquidation of the Fund, all as provided in the Declaration.

2.	The Fund’s Shareholders shall vote separately as a class on any matter, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when the Trustees have determined that the matter affects only the interests of one series’ Shareholders, then only that series’ Shareholders shall be entitled to vote thereon; and any matter shall be deemed to have been effectively acted upon with respect to that series as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration.

3.	The assets and liabilities of the Trust shall be allocated among the Fund and the other series of the Trust as set forth in Article III of the Declaration except that costs of the registration of the Fund and the registration and public offering of the Shares thereof shall be amortized for the Fund in accordance with applicable accounting principles.

4.	Subject to the provisions of Article III of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, to change the designation of the Fund or any other series previously, now or hereafter created, or otherwise to change the special and relative rights of the Fund or any such other series, provided that such change shall not adversely affect the rights of any Shareholder.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 16th day of December, 2011. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only when signed by a majority of the Trustees.

/s/Jeffrey R. Provence           /s/Ross C. Provence
Jeffrey R. Provence               Ross C. Provence

/s/George Cossolias             /s/Thomas H. Addis, III
George Cossolias                 Thomas H. Addis, III

/s/Allen C. Brown
Allen C. Brown

PFS Funds

ESTABLISHMENT AND DESIGNATION OF AN ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST

RESOLVED, that pursuant to Article III, Section 1 of the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest (the “Shares”) of the Trust shall be further divided into additional series (the “Fund”) designated as the Outfitter Fund; and further

RESOLVED, that the Fund shall have the following special and relative rights:

1.	The Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust’s then currently effective prospectus and registration statement on Form N-1A under the Securities Act of 1933 with respect to the Fund. Each Share of the Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Shares) on matters on which Shares of the Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Fund and shall be entitled to receive its pro rata share of net assets of the Fund upon liquidation of the Fund, all as provided in the Declaration.

2.	The Fund’s Shareholders shall vote separately as a class on any matter, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when the Trustees have determined that the matter affects only the interests of one series’ Shareholders, then only that series’ Shareholders shall be entitled to vote thereon; and any matter shall be deemed to have been effectively acted upon with respect to that series as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration.

3.	The assets and liabilities of the Trust shall be allocated among the Fund and the other series of the Trust as set forth in Article III of the Declaration except that costs of the registration of the Fund and the registration and public offering of the Shares thereof shall be amortized for the Fund in accordance with applicable accounting principles.

4.	Subject to the provisions of Article III of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, to change the designation of the Fund or any other series previously, now or hereafter created, or otherwise to change the special and relative rights of the Fund or any such other series, provided that such change shall not adversely affect the rights of any Shareholder.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 16th day of December, 2011. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only when signed by a majority of the Trustees.

/s/Jeffrey R. Provence           /s/Ross C. Provence
Jeffrey R. Provence               Ross C. Provence

/s/George Cossolias             /s/Thomas H. Addis, III
George Cossolias                 Thomas H. Addis, III

/s/Allen C. Brown
Allen C. Brown

PFS Funds

ESTABLISHMENT AND DESIGNATION OF AN ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST

RESOLVED, that pursuant to Article III, Section 1 of the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest (the “Shares”) of the Trust shall be further divided into additional series (the “Fund”) designated as the Rocky Peak Small Cap Value Fund; and further

RESOLVED, that the Fund shall have the following special and relative rights:

1.	The Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust’s then currently effective prospectus and registration statement on Form N-1A under the Securities Act of 1933 with respect to the Fund. Each Share of the Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Shares) on matters on which Shares of the Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Fund and shall be entitled to receive its pro rata share of net assets of the Fund upon liquidation of the Fund, all as provided in the Declaration.

2.	The Fund’s Shareholders shall vote separately as a class on any matter, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when the Trustees have determined that the matter affects only the interests of one series’ Shareholders, then only that series’ Shareholders shall be entitled to vote thereon; and any matter shall be deemed to have been effectively acted upon with respect to that series as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration.

3.	The assets and liabilities of the Trust shall be allocated among the Fund and the other series of the Trust as set forth in Article III of the Declaration except that costs of the registration of the Fund and the registration and public offering of the Shares thereof shall be amortized for the Fund in accordance with applicable accounting principles.

4.	Subject to the provisions of Article III of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, to change the designation of the Fund or any other series previously, now or hereafter created, or otherwise to change the special and relative rights of the Fund or any such other series, provided that such change shall not adversely affect the rights of any Shareholder.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 9th day of March, 2012. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only when signed by a majority of the Trustees.

/s/Jeffrey R. Provence           /s/Ross C. Provence
Jeffrey R. Provence               Ross C. Provence

/s/George Cossolias             /s/Thomas H. Addis, III
George Cossolias                 Thomas H. Addis, III

/s/Allen C. Brown
Allen C. Brown

PFS Funds

ESTABLISHMENT AND DESIGNATION OF AN ADDITIONAL SERIES OF SHARES OF BENEFICIAL INTEREST

RESOLVED, that pursuant to Article III, Section 1 of the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest (the “Shares”) of the Trust shall be further divided into additional series (the “Fund”) designated as the Jacobs Broel Value Fund; and further

RESOLVED, that the Fund shall have the following special and relative rights:

1.	The Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust’s then currently effective prospectus and registration statement on Form N-1A under the Securities Act of 1933 with respect to the Fund. Each Share of the Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Shares) on matters on which Shares of the Fund shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Fund and shall be entitled to receive its pro rata share of net assets of the Fund upon liquidation of the Fund, all as provided in the Declaration.

2.	The Fund’s Shareholders shall vote separately as a class on any matter, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”), or when the Trustees have determined that the matter affects only the interests of one series’ Shareholders, then only that series’ Shareholders shall be entitled to vote thereon; and any matter shall be deemed to have been effectively acted upon with respect to that series as provided in Rule 18f-2 under the 1940 Act or any successor rule and in the Declaration.

3.	The assets and liabilities of the Trust shall be allocated among the Fund and the other series of the Trust as set forth in Article III of the Declaration except that costs of the registration of the Fund and the registration and public offering of the Shares thereof shall be amortized for the Fund in accordance with applicable accounting principles.

4.	Subject to the provisions of Article III of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, to change the designation of the Fund or any other series previously, now or hereafter created, or otherwise to change the special and relative rights of the Fund or any such other series, provided that such change shall not adversely affect the rights of any Shareholder.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 15th day of June, 2012. This instrument may be executed by the Trustees on separate counterparts but shall be effectively only when signed by a majority of the Trustees.

/s/Jeffrey R. Provence           /s/Ross C. Provence
Jeffrey R. Provence               Ross C. Provence

/s/George Cossolias             /s/Thomas H. Addis, III
George Cossolias                 Thomas H. Addis, III

/s/Allen C. Brown
Allen C. Brown